UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2007
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive, Suite 200 Houston, Texas		77060

(Address of principal executive offices)		(Zip Code)
(281) 408-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On December 19, 2007, Eagle Rock Energy Partners, L.P. (the “Partnership”) announced that Mr. Richard W. FitzGerald who serves as Senior Vice President, Chief Financial Officer and Treasurer of Eagle Rock Energy G&P, LLC (“Eagle Rock G&P”), which is the general partner of Eagle Rock Energy GP, L.P., which is the general partner of the Partnership, has tendered his resignation. The resignation will be effective at close of business on December 28, 2007. Mr. FitzGerald’s resignation is for personal family reasons and not the result of any disagreement with Eagle Rock G&P.
     (c) In connection with Mr. FitzGerald’s resignation, the Board of Directors of Eagle Rock G&P appointed Mr. Alfredo Garcia as Interim Chief Financial Officer until a permanent Chief Financial Officer is identified, qualifies, and is appointed by the Board of Eagle Rock G&P. The appointment is effective at close of business on December 28, 2007. Eagle Rock G&P is currently conducting a search for a permanent Chief Financial Officer. Mr. Garcia currently serves as, and will continue to serve as, Eagle Rock G&P’s Senior Vice President, Corporate Development.
     Mr. Garcia, age 42, has been Senior Vice President, Corporate Development of Eagle Rock G&P since August 2006. Mr. Garcia served as Acting Chief Financial Officer of Eagle Rock G&P from July 16, 2007 until November 9, 2007, during the period that Mr. FitzGerald was temporarily incapacitated with a serious injury. Mr. Garcia also formerly served as Chief Financial Officer of Eagle Rock Pipeline, L.P. from December 2005 through August 2006 and Eagle Rock Energy, Inc. from February 2004 through December 2005. During his tenure as Chief Financial Officer, Mr. Garcia was instrumental in the growth and development of the Partnership’s predecessor entities leading to the Partnership’s initial public offering in October 2006. From March 1999 until February 2004, Mr. Garcia was founder and director of Investment Analysis & Management, LLC, a financial advisory and consulting firm. During this period, he also acted as Chief Financial Officer at TrueCentric, LLC, a software start-up company. Mr. Garcia’s compensation arrangement with Eagle Rock G&P remains unchanged.
     A copy of the Partnership’s press release announcing Mr. FitzGerald’s resignation and Mr. Garcia’s appointment as Interim Chief Financial Officer of Eagle Rock G&P is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Eagle Rock Energy Partners, L.P. dated December 19, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: December 19, 2007	By:	/s/ Joseph A. Mills

Joseph A. Mills Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Eagle Rock Energy Partners, L.P. dated December 19, 2007.